[CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.]

CONTRACT NO. 6400711368/03

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ORIGINA'

It is hereby agreed that this Amendment to Contract Number 6400711368/00 dated April 10, 2001, as amended, between **ARAMCO SERVICES COMPANY** ("ASC") and **NOVINT TECHNOLOGIES, INC.** ("NOVINT" OR "CONTRACTOR"), shall govern additional services to be performed by NOVINT (hereinafter referred to as "Phase III Services" related to the Multimodal Interaction Techniques for [redacted] Project:

A. JOB SPECIFICATION FOR PHASE III PROJECT:

1. Approximate date Phase III Services will commence: April 1, 2003.

2. Approximate period of Phase III Services: 16 weeks.

3. ASC Representative: [redacted] Supervisor, Engineering Services.

5. Description of Phase III Services to be performed:

5.1. Introduction

5.1.1. The main goals of the Phase 3 vnp2 effort are to further refine and extend the voxelNotepad2 software [redacted]

5.2. Key Tasks

5.2.1. [redacted]

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[redacted]

5.2.2. [redacted]

[redacted]

5.2.3. [redacted]

[redacted]

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[redacted]

5.2.4. [redacted]

[redacted]

5.2.5. [redacted]

[redacted]

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[redacted]

5.2.6. [redacted]

[redacted]

[redacted]

5.3. Deliverables

The deliverables for the Phase 3 effort are:

5.3.1. voxelNotepad2 Prototype program executables.

5.3.2. Documentation including a User Manual and Installation instructions in Microsoft Word format.

5.3.3. Internal use of vnp2 Prototype license for evaluation and demonstration within [redacted] ARAMCO.

5.3.4. Hardware [redacted]

Please see Attachment 2 for more details on the PHANTOM Desktop model haptic interface device.

5.3.5. Hardware to upgrade [redacted]

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[redacted]

5.4. Timeline

The Phase 3 effort will be completed during calendar year 2003. An approximate timeline is given below.

In order to facilitate continual improvement and feedback, several "in progress" versions of vnp2 will be delivered [redacted]

**Weeks** (After Project Start)

**0** Purchase order issued to Novint.

**4** Phase 3 [redacted] hardware (see *Deliverables* 3 & 4) shipped to ASC

**6** In-Progress Version 1 software delivered to [redacted]

**12** In-Progress Version 2 software delivered to [redacted]

**16** Final Phase 3 voxelNotepad2 software and documentation delivered [redacted]

5.5 Responsibilities

The overall responsibilities for the Phase 3 effort are:

5.5.1. [redacted] will provide a person to act as Novint's technical and administrative contact for the duration of the project

5.5.2. Novint will assign a project leader, for the duration of the project, to coordinate all technical issues with the [redacted] point of contact.

5.5.3. Novint will complete the vnp2 software development at Novint facilities. Novint hardware will be utilized to complete these tasks.

5.6. Completion Criteria

This project will be considered complete when the final version of the vnp2 prototype software has been installed and tested at the [redacted] facility and [redacted] has completed its evaluation. Lack of feedback by [redacted] for 30 days or more after the delivery of any Phase 3 deliverable will be deemed acceptance of that deliverable.

5.7. License Rights

Novint grants to ASC a non-exclusive, perpetual, royalty-free license to use the vnp2 prototype program and any other software developed under this CONTRACT for [redacted] ARAMCO's internal use in [redacted]. Such license rights include the right of ASC or [redacted] ARAMCO to further develop such software for internal use only. The license rights granted hereunder do not include the right to market, sell or distribute the software to third parties. Novint retains sole rights of ownership, development and commercial distribution for the vnp2 prototype source code and its derivative works.

B. Compensation for Phase III Project:

As full and complete compensation fro Novint's satisfactory performance of the services described in this Amendment's Job Specification for Phase III Project, as well as the satisfactory performance of all other obligations of NOVINT under this Contract, ASC shall pay NOVINT as follows:

1. Rates

1.1. See ATTACHMENT I, COMPENSATION DETAILS.

2. Payment Terms

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ASC agrees to the following payment schedule:

| | | |
|---|---|---|
| 2.1. | Amount due upon execution of this Amendment: | $14,710.40 |
| 2.2. | Amount due receipt of the [redacted] hardware: | $14,710.40 |
| 2.3. | Amount due upon delivery of In-Progress Version 1 of the software: | $14,710.40 |
| 2.4. | Amount due upon delivery of In-Progress Version 2 of the software: | $14,710.40 |
| 2.5. | Amount due upon delivery of the Final Version of the vnp2 Phase 2 software and successful evaluation of the completed project: | $14,710.40 |

C. Warranty

1. The Phase 3 vnp2 system is delivered as is. However, Novint will correct to ASC's or [redacted] ARAMCO's reasonable satisfaction all defects or flaws affecting the Phase III Project, and software's performance or suitability for use.

This amendment shall be retroactive and effective as of April 1, 2003.

Except as modified hereinabove, all other terms and conditions of Contract Number 6400711368/00, as amended, shall remain in full force and effect.

| NOVINT TECHNOLOGIES, INC. | ARAMCO SERVICES COMPANY |
|---|---|
| By:__________ | By: [redacted] |
| Printed Name:__________ | [redacted] |
| Title:__________ | Manager, Technical Services |
| Date:__________ | Date: 8/22/03 |

KFQ 8-21-03

CONTRACT NO. 6400711368/03

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# ATTACHMENT I
# COMPENSATION DETAILS

**1. Multi-Volume Support**

| | | | |
|---|---|---|---|
| ***Multi-Volume Support*** | | | **$18,039** |
| Core Multi-Volume Support | 40% | $7,216 | |
| Condition File IO | 10% | $1,804 | |
| UI Support for Global Events | 30% | $5,412 | |
| Sound File Support | 20% | $3,608 | |

**2. Sound Support**

| | | | |
|---|---|---|---|
| ***Global Events*** | | | **$14,969** |
| Core Condition Evaluation Support | 40% | $5,988 | |
| Condition File IO | 10% | $1,497 | |
| UI Support for Global Events | 30% | $4,491 | |
| Sound File Support | 20% | $2,994 | |
| ***Property Animation*** **18,039 $** | | | |
| UI Support for Sound Map | 15% | $2,706 | |
| Core Sound Synthesis Support | 65% | $11,725 | |
| Sound Map File IO | 20% | $3,608 | |

**3. Miscellaneous Enhancements**

| | | | |
|---|---|---|---|
| ***Miscellaneous Enhancements*** | | | **$3,745** |
| Remove Haptics from Visual Rendering | 20% | $749 | |
| Stereographic Support | 75% | $2,809 | |
| Update Visual System to ARAMCO Norms | 5% | $187 | |

**4. Performance Improvements**

| | | | |
|---|---|---|---|
| ***Miscellaneous Enhancements*** | | | **$4,360** |
| Remove Haptics from Visual Rendering | 20% | $872 | |
| Stereographic Support | 75% | $3,270 | |
| Update Visual System to ARAMCO Norms | 5% | $218 | |

**5. Multimodal Workstation Hardware**

***Multimodal Workstation Hardware*** **$14,400**

* PHANTOM Desktop Haptic Interface Device (1x)
* Haptics compatible graphics system (2x)
* Haptics compatible sound interface (2x)
* Visual calibration system (1x)

**TOTAL** **$73,552**

**END OF ATTACHMENT I**

CONTRACT NO. 6400711368/03

# ATTACHMENT II
# PHANTOM Desktop

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1. Overview

SensAble's PHANTOM Desktop is designed to have the functionality, ergonomics, aesthetic and price/point necessary to support mainstream applications. With this system designed for office desktops, the Power Amplifier assembly has been eliminated, the computer connection has been simplified and a more aesthetic design has been created. The PHANTOM Desktop connects to the computer via an extended parallel port (EPP), and is powered by a compact, universal (110/230VAC) power supply. An Encoder Stylus, which provides 6 degree of freedom positional sensing, is standard. This PHANTOM supports the range of motion approximate to hand movement pivoting at the user's wrist.

2. Specifications

| | |
|---|---|
| Nominal position resolution | 1100 dpi 0.02 mm |
| Workspace | 6x5x5 in 16x13x13 cm |
| Backdrive friction | 0.23 oz 0.06 N |
| Maximum exertable force | 1.45 lbf 6.4 N |
| Closed loop stiffness | 20 lbs/in 3.5 N/mm |
| Inertia (apparent mass at tip) | <0.17 lbm <75 g |
| Footprint | 7x6 in 18x16 cm |

3. Warranty

Novint extends SensAble's warranty to its customers. SensAble warrants that their products shall be free from manufacturing defects and agrees to provide, free of charge, replacements for any components found to be defective within 1 year of delivery.

**END OF ATTACHMENT II**